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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report:  August 22, 1996
                                         ---------------


                      HOUSEHOLD CONSUMER LOAN TRUST 1996-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                          HOUSEHOLD FINANCE CORPORATION
             ------------------------------------------------------
                         (Administrator of the Trust)
              (Exact name as specified in Administrator's charter)

                                                               To Be
              Delaware                 333-6047              Applied For
        ----------------------  -------------------------  --------------
        (State or other juris-  (Commission File Numbers)  (IRS Employer
        diction of incorpora-                              Identification
        tion of Administrator)                             Number of
                                                           Registrant)


  2700 Sanders Road, Prospect Heights, Illinois                       60070
- -------------------------------------------------------------------------------
(Address of principal executive offices of                          (Zip Code)
      Administrator)


                                 847/564-5000
             -----------------------------------------------------
             Administrator's telephone number, including area code
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Item 5.  OTHER EVENTS

         Attached as Exhibit 99 are certain Computational Materials used in the distribution of the Household Consumer Loan Asset Backed Notes, Series 1996-2 (the "Notes") which will be issued on August 27, 1996. The Prospectus relating to such offering will be filed on August 22, 1996.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99  Computational Materials used in the offering of the Notes.





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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.





                                   HOUSEHOLD FINANCE CORPORATION,
                              as Administrator of and on behalf of the
                                HOUSEHOLD CONSUMER LOAN TRUST 1996-2
                              ---------------------------------------------
                                              (Registrant)



                         By:  /s/ S. E. Casey
                              ---------------------------------------------
                              S. E. Casey
                              Assistant Secretary



Dated: August 21, 1996
       ---------------




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                                 EXHIBIT INDEX


Exhibit
Number     Exhibit                                                Page
- ------     -------
99 Computational Materials used in the offering of the Notes.








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